SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 14, 2000


                             SIGNATURE EYEWEAR, INC.
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           CALIFORNIA               333-30017              95-3876317
  ----------------------------   ---------------          -----------
(State or other jurisdiction      (Commission          (I.R.S. employer
       of incorporation)          file numbers)        identification no.)


      498 North Oak Street
      INGLEWOOD, CALIFORNIA                                   90302
----------------------------------------                   ------------
(Address of principal executive offices)                    (ZIP Code)


                                 (310) 330-2700
               Registrant's telephone number, including area code

                                       NA
          (Former name or former address, if changed since last report)


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Item 5.      OTHER EVENTS.
             ------------


     Reference is made to the press release of Registrant, issued on June 14, 2000, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SIGNATURE EYEWEAR, INC.

                                      By:  /S/ MICHAEL PRINCE
                                         ---------------------------------
                                         Michael Prince, Chief Financial Officer



Dated:  June 16, 2000


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                                INDEX TO EXHIBITS


EXHIBIT


99.1      Press Release of Registrant, dated June 14, 2000


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